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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                               [X]
Filed by a Party other than the Registrant                            [_]

Check the appropriate box:
[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to 240.14a-12

                       The Hartford Mutual Funds II, Inc.
         ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
         ---------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[_]      Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:



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                           [FORM OF SHAREHOLDER CALL]

                    MUTUAL FUNDS REGULAR OUTBOUND CALL FLOW


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  Hello, my name is _______ and I'm calling on behalf of The Hartford SmallCap
  Growth Fund. I'm trying to reach < s/h name >. Is he/she available?.

                For your information, we are on a recorded line.

 We sent you a proxy card to register your vote for the shareholder meeting and haven't received it back, so we're calling to ask if you "would have any objections to voting along with the recommendations of your Board?"
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-----                                             -----
 NO                                                YES
-----                                             -----
 |                                                  |
 |                                                  |
 |                          ----------------------------------------------------
 |                                       < Use Appropriate Rebuttal >
 |                                                  OR
 |                          [I would be happy to review the proposals with you.]
 |
 |                          Your board of directors has reviewed (each/the)
 |                          proposal(s) and believes the proposal(s) (is/are)
 |                          in the best interests of the fund and its
 |                          shareholders.
 |
 |                          WOULD YOU HAVE ANY OBJECTIONS TO VOTING ALONG WITH
 |                          THE RECOMMENDATIONS OF YOUR BOARD?
 |
 |                          ----------------------------------------------------
 |
 |                             ------------------          --------------------
 |            < -------------- Shareholder Agrees          Shareholder Declines
 |            |                      to Vote                      to vote
 |            |                ------------------          --------------------
 |            |                                             |
 |            |                                             |
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 I AM RECORDING YOUR <  > VOTE AND                          |
WILL SEND YOU A PRINTED CONFIRMATION                        |
   TO (ADDRESS). FOR CONFIRMATION                           |
   PURPOSES, MAY I HAVE THE CITY,                           |
  STATE AND ZIP CODE THAT WE'LL BE                          |
   MAILING YOUR CONFIRMATION TO?                            |
------------------------------------                        |
              |                                             |
              |                          ------------------------------------
              |                           I would like to leave you with our
              |                          toll free number, do you have a pen
              |                          and paper handy? If you could take a
              |                           brief moment, to quickly vote your
              |                           shares over the phone, please call
              |                                 < Inbound Toll Free >.
              |                          Your participation would be greatly
              |                          appreciated. Thank you for your time.
              |                                Have a good/day evening.
              |                          -------------------------------------
              |
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Thank you for your time and your vote
 Mr./Mrs.________ have a good ____!
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